UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 2004


                              LONGBOW MINING CORP.
             (Exact name of Registrant as specified in its Charter)


Nevada                           333-86982                   75-3026459
------                           ---------                   ----------
(State or other jurisdiction     (Commission File Number     (IRS Employer
of incorporation)                                            Identification No.)

              186 Stevens Drive, West Vancouver, BC, Canada V7S 1C4
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (604) 926-3288
                                 --------------
               Registrant's telephone number, including area code

Item 1.           Changes in Control of Registrant

        None.


Item 2.           Acquisition or Disposition of Assets

        None.


Item 3.           Bankruptcy or Receivership

        None.


Item 4.           Changes in Registrant's Certifying Accountant

        None.


Item 5.           Other Events and Regulation FD Disclosure

        Longbow Mining, Inc. and the parties to the Escrow Agreement dated March 8, 2004 have mutually rescinded the Agreement as of March 29, 2004


Item 6.           Resignations of Registrant's Directors

        None.


Item 7.           Financial Statements and Exhibits

         A.       Financial Statements - None.

         B.       Exhibits - None.

Item 8.           Change in Fiscal Year

        None.


Item 9.           Regulation FD Disclosure

        None.


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

        None.


Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans

        None.


Item 12. Results of Operations and Financial Condition

        None.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.

Dated:  April 5, 2004                           /s/ Ernest Cheung
                                                --------------------------
                                                Secretary & Director